EXHIBIT 10.2

                                  CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
    (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Tele Nordeste Celular Participacoes S.A., a Brazilian sociedade anonima (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 20-F for the year ended December 31, 2003 (the "Form 20-F") of the Company, as amended by Amendment No. 1 thereto filed by the Company on Form 20-F/A on June 8, 2004 (the "First Amendment") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 20-F as amended by the First Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   June 8, 2004              By:   /s/ Mario Cesar Pereira de Araujo
                                        --------------------------------------
                                        Name:  Mario Cesar Pereira de Araujo
                                        Title: Chief Executive Officer


Date:   June 8, 2004              By:   /s/ Walmir Urbano Kesseli
                                        --------------------------------------
                                        Name:  Walmir Urbano Kesseli
                                        Title: Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of
Section 1350, Chapter 63 of title 18, United States Code) and is not being filed as part of the Form 20-F or of the First Amendment or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to Tele Nordeste Celular Participacoes S.A. and will be retained by Tele Nordeste Celular Participacoes S.A. and furnished to the Securities and Exchange Commission or its staff upon request.